UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005 (February 18, 2005)

@Road, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31511	94-3209170
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

47071 Bayside Parkway, Fremont, CA 94538
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 510-668-1638

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

On February 22, 2005, @Road, Inc., a Delaware corporation (“@Road”), filed a Current Report on Form 8-K pursuant to, among other Items, Item 2.01 and Item 9.01, that reported the completion of the acquisition by @Road of all of the issued and outstanding capital stock of Vidus Limited, a company registered in England and Wales (“Vidus”).  A copy of the press release announcing the completion of the acquisition of Vidus was included as Exhibit 99.1 to such Current Report on Form 8-K.  In response to parts (a) and (b) of Item 9.01 of such Current Report on Form 8-K, @Road stated that it would file, by amendment, the financial statements that are required pursuant to parts (a) and (b) of Item 9.01.  This Amendment No. 1 to Current Report on Form 8-K provides the required financial statements and pro forma financial information.

(a)           Financial Statements of Business Acquired.

The required financial statements of Vidus as of and for the periods ended December 31, 2004 and December 31, 2003 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The required unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2004 is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

(c)           Exhibits.

3.6           Certificate of Designations, Rights and Preferences of Series A-1 and Series A-2 Redeemable Preferred Stock and Series B-1 and Series B-2 Redeemable Preferred Stock (incorporated herein by reference to Exhibit 3.6 to the @Road Current Report on Form 8-K dated February 18, 2005).

10.48       Employment Agreement dated as of December 15, 2004 between @Road, Inc. and Martin Knestrick (incorporated herein by reference to Exhibit 10.48 to the @Road Current Report on Form 8-K dated February 18, 2005).

10.49       @Road, Inc. 2005 Stock Option Plan (incorporated herein by reference to Exhibit 10.49 to the @Road Current Report on Form 8-K dated February 18, 2005).

23.1                           Consent of Independent Registered Public Accounting Firm.

99.1         Press Release dated February 22, 2005 (incorporated herein by reference to Exhibit 99.1 to the @Road Current Report on Form 8-K dated February 18, 2005).

99.2         Audited Financial Statements of Vidus Limited as of and for the periods ended December 31, 2004 and December 31, 2003.

99.3         Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@Road, Inc.
(Registrant)

Date: May 2, 2005	By:	/s/ Krish Panu
Krish Panu
Chief Executive Officer

Exhibits

3.6           Certificate of Designations, Rights and Preferences of Series A-1 and Series A-2 Redeemable Preferred Stock and Series B-1 and Series B-2 Redeemable Preferred Stock (incorporated herein by reference to Exhibit 3.6 to the @Road Current Report on Form 8-K dated February 18, 2005).

10.48       Employment Agreement dated as of December 15, 2004 between @Road, Inc. and Martin Knestrick (incorporated herein by reference to Exhibit 10.48 to the @Road Current Report on Form 8-K dated February 18, 2005).

10.49       @Road, Inc. 2005 Stock Option Plan (incorporated herein by reference to Exhibit 10.49 to the @Road Current Report on Form 8-K dated February 18, 2005).

23.1                           Consent of Independent Registered Public Accounting Firm.

99.1         Press Release dated February 22, 2005 (incorporated herein by reference to Exhibit 99.1 to the @Road Current Report on Form 8-K dated February 18, 2005).

99.2         Audited Financial Statements of Vidus Limited as of and for the periods ended December 31, 2004 and December 31, 2003.

99.3         Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2004.